Representation and Warranty Reserve (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Representation and Warranty Reserve
Balance, beginning of period	$ 27	$ 40	$ 53
Gain on sale reduction for representation and warranty liability	4	5	7
Provision, charged to representation and warranty (benefit) provision	(13)	(19)	(19)
Total	(9)	(14)	(12)
(Charge-offs) recoveries, net	(3)	1	(1)
Balance, end of period	$ 15	$ 27	$ 40